Exhibit 99.1

Press Release Contact: Julie K. Gottlieb Vice President, Investor Relations +1 203 406 3825 julie.gottlieb@moorewallace.com www.moorewallace.com

MOORE WALLACE ANNOUNCES

FOURTH QUARTER & FISCAL YEAR 2003 RESULTS

CONTINUES TO DELIVER STRONG GROWTH IN EARNINGS AND CASH FLOW

MISSISSAUGA, ONTARIO & NEW YORK, NY – February 5, 2004 – Moore Wallace Incorporated (NYSE:MWI) (TSX:MWI) today reported financial results for its fourth quarter and fiscal year ended December 31, 2003.

Fourth quarter sales totaled $882.7 million, with GAAP (Canadian Generally Accepted Accounting Principles) net earnings of $40.1 million, or $0.25 per diluted share for the fourth quarter. (All dollar amounts discussed in this press release are in U.S. currency.)

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information, which excludes acquisition-related charges, restructuring and restructuring-related charges, and gains on asset disposals, is an appropriate measure for evaluating the Company’s operating performance. In addition, the Company used an effective pro forma income tax rate of 32% in calculating its non-GAAP earnings. Internally, the Company uses this non-GAAP information as an important indicator of business performance, and management’s effectiveness is evaluated with specific reference to these indicators. A reconciliation of GAAP net earnings to non-GAAP net earnings for these adjustments is presented in the tables below. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

On May 15, 2003, the Company merged with Wallace Computer Services, Inc., a leading provider of comprehensive print management solutions. The differences in the operating results of the Company in 2003 versus 2002 are primarily due to this merger.

Non-GAAP net earnings for the fourth quarter totaled $54.7 million, or $0.34 per diluted share. Non-GAAP net earnings exclude acquisition, restructuring and restructuring-related charges of $14.6 million, inclusive of the pro forma effective tax adjustment.

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Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

GAAP income from operations for the fourth quarter was $84.5 million, or 9.6% of sales. These results were unfavorably affected by acquisition-related items and restructuring actions taken as a result of the merger. Non-GAAP income from operations was $95.4 million, or 10.8% of sales.

Fiscal Year Results

Full year 2003 sales totaled $2.87 billion, with GAAP net earnings of $114.2 million, or $0.81 per diluted share for the full year.

Non-GAAP net earnings for the 2003 fiscal year were $143.8 million, or $1.01 per diluted share. Non-GAAP net earnings exclude acquisition, restructuring and restructuring-related charges, and gains on asset disposals of $29.6 million, inclusive of the pro forma effective tax adjustment.

GAAP income from operations was $179.9 million, or 6.3% of sales. These results were unfavorably affected by acquisition-related items and restructuring actions taken as a result of the merger. Non-GAAP income from operations was $257.4 million, or 9.0% of sales.

Mark A. Angelson, Moore Wallace’s Chief Executive Officer, said, “We are pleased with the strength of our year-end performance, exceeding our targets for earnings and cash flow and stabilizing sales. We delivered consistently strong financial and operating results, notwithstanding economic pressures and the disruption from the integration. Our performance demonstrates yet again the strength of our business strategy and the ability of our management team.”

On November 8, 2003, Moore Wallace and RR Donnelley entered into a definitive agreement to combine the two companies. The transaction is expected to close at the end of February 2004.

Mr. Angelson said, “The Moore-Wallace integration is virtually complete and the integration planning process with RR Donnelley is under way. We look forward to our combination with RR Donnelley and the opportunities it will provide for our new organization, our customers, our employees and our investors.”

Business Overview

In addition to labels and traditional business forms, the Company’s Forms & Labels business includes supplies and print fulfillment. The segment continued to face macro-economic factors and disruption

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Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

from shifting work, personnel and presses. Although customer retention was strong, demand remained soft in the forms business, particularly for continuous multi-part forms, which has been impacted by electronic media and technological substitution and pricing pressure.

The Company’s Commercial Print business includes commercial print, direct mail and warehouse inventory management products. In the fourth quarter, commercial print benefited from increased activity from key customers in the financial services and pharmaceutical sectors and from successful cross-selling efforts. The direct mail business also benefited from cross-selling efforts, as well as the newly enhanced ability to operate more efficiently across a wider geographic platform.

The Outsourcing business is comprised of the Company’s customized, high-volume, variably imaged statement mailings and electronic statements and associated database services. Growth in sales and profitability continues to be driven by increased activity from both new and current customers, particularly in the telecommunications and the financial services sectors.

On December 31, 2003, the Company completed the acquisition of Payment Processing Solutions, Inc. (“PPS”), a leading processor of printed customer statements, principally serving the mortgage lender industry. The addition of PPS to the Outsourcing business advanced the Company’s previously announced strategy to make relatively small acquisitions in higher growth, higher margin businesses that expand both its product platform and its customer base.

Asset Management

The Company continued to enhance its balance sheet by generating strong cash flow during the quarter, lowering leverage ratios and reducing its net debt position to $814.8 million from $872.6 million at the end of September. (Total debt was $906.7 million on December 31, 2003 and $923.3 million on September 30, 2003.) (1)

Conference Call

Moore Wallace will hold a conference call to discuss its fourth quarter and fiscal year results on Friday, February 6, 2004, at 10:00 am (Eastern Time). The Company will provide a live webcast of the earnings conference call, which can be accessed via the Internet at www.moorewallace.com (“Investor Relations”). For those unable to participate on the live call, a replay will be archived on the Company’s web site for 30 days after the call.

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(1)	The Company defines net debt as total debt plus bank indebtedness (overdrafts) less cash and cash equivalents.

Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

On December 31, 2003, total debt was $906.7 million, bank indebtedness was $56.4 million, and cash and cash equivalents was $148.3 million. On September 30, 2003, total debt was $923.3 million, bank indebtedness was $66.4 million, and cash and cash equivalents was $117.1 million.

Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

About Moore Wallace

Moore Wallace is a leading single-source provider of print management and outsourced communications, delivering to its customers one of the widest arrays of products and services at one of the lowest total costs. The Company operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial Print. The Forms and Labels business designs, manufactures and sells paper-based and electronic business forms and labels and provides electronic print management solutions. The Outsourcing business provides high-quality, high-volume variably imaged print and mail, electronic statement and database management services. The Commercial Print business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services. For more information, visit the Company’s web site at www.moorewallace.com.

Use of Forward-Looking Statements

Except for historical information, this news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned that any forward-looking statements are based on current expectations and do not include the potential impact of any business risks, opportunities or developments, market conditions or exchange rate fluctuations that may occur after the date of this press release. Forward-looking statements are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties that could cause actual results or developments to differ materially from those in the forward-looking statements. Readers are strongly encouraged to read the full cautionary statements described in the Company’s filings with the Securities and Exchange Commission (SEC), including the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company’s SEC filings are available at www.sec.gov, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and the Company’s Canadian regulatory filings are available at www.sedar.com. The Company disclaims any obligation to update or revise any forward-looking statements. The Audit Committee of Moore Wallace’s Board of Directors has reviewed this press release.

Factors relating to the completion of the RR Donnelley transaction and the integration of the businesses that could cause material differences in the expected results of the combined company include, without limitation, the following: the development and execution of comprehensive plans for asset rationalization, the ability to eliminate duplicative overhead without excessive cost or adversely affecting the business, the potential loss of customers and employees as a result of the transaction, the ability to achieve procurement savings by leveraging total spending across the organization, the success of the organization in leveraging its comprehensive product offering to the combined customer base as well as the ability of the organization to complete the integration of the combined companies without losing focus on the business. In addition, the ability of the combined company to achieve the expected revenues, accretion and synergy savings will also be affected by the effects of competition (in particular the response to the transaction in the marketplace), the effects of paper and other raw materials and fuel price fluctuations and shortages of supply, the rate of migration from paper-based forms to digital formats, the impact of currency fluctuations in the countries in which RR Donnelley and Moore Wallace operate, general economic and other factors beyond the combined company’s control, and other risks and uncertainties described from time to time in RR Donnelley’s and Moore Wallace’s periodic filings with United States and Canadian securities regulatory authorities, as applicable.

Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

Additional Information

On November 8, 2003, R.R. Donnelley & Sons Company (“RR Donnelley”) and Moore Wallace Incorporated (“Moore Wallace”) entered into a definitive agreement to combine the two companies. This communication is not a solicitation of a proxy from any securityholder of Moore Wallace or RR Donnelley. Moore Wallace and RR Donnelley have filed a Joint Management Information Circular and Proxy Statement regarding the proposed transaction with the U.S. Securities and Exchange Commission (SEC), and Moore Wallace has filed the Joint Management Information Circular and Proxy Statement with the Canadian securities regulatory authorities. WE URGE INVESTORS IN RR DONNELLEY AND MOORE WALLACE TO CAREFULLY READ THE JOINT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT RR DONNELLEY, MOORE WALLACE AND THE PROPOSED TRANSACTION.

Investors and securityholders may obtain the Joint Management Information Circular and Proxy Statement and any other relevant documents filed by RR Donnelley and Moore Wallace free of charge at the SEC’s website, www.sec.gov, and at the website of the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and securityholders may obtain free copies of the Joint Management Information Circular and Proxy Statement filed with the SEC by RR Donnelley by contacting RR Donnelley Investor Relations, 77 West Wacker Drive, Chicago, IL 60601,Tel. (312) 326-8926. Investors and securityholders may obtain free copies of the Joint Management Information Circular and Proxy Statement filed with the SEC and SEDAR by Moore Wallace by contacting Moore Wallace Investor Relations, One Canterbury Green, Stamford, CT 06901,Tel. (203) 406-3298.

RR Donnelley, Moore Wallace and their executive officers and directors may be deemed to be participants in the solicitation of proxies from RR Donnelley stockholders and Moore Wallace securityholders in favor of the proposed transaction. Information regarding the security ownership and other interests of RR Donnelley’s and Moore Wallace’s executive officers and directors is included in the Joint Management Information Circular and Proxy Statement.

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Moore Wallace Announces 4Q/Fy03 Results

February 5, 2004

Reconciliation of GAAP Net Earnings to Non-GAAP Net Earnings

U.S. Currency (000’s)

(Unaudited)

	Three Months Ended Dec. 31, 2003	Year Ended Dec. 31, 2003

GAAP Net Earnings	$40,129	$114,176

Non-GAAP Adjustments:

Fair market value of acquired inventory and backlog	—	38,590
Acquisition-related charges (1)	13,157	25,306
Restructuring charges, net	(5,922)	6,408
Asset impairment	3,660	7,169

Total non-GAAP adjustments to income from operations	10,895	77,473

Fair value of interest rate swaps	(515)	3,925
Gain on fixed asset disposals, net	—	(1,173)

Total non-GAAP adjustments to investment and other income	(515)	2,752

Pre-acquisition interest and financing fees related to merger (2)	—	13,435
Write-off of deferred financing fees	—	7,493

Total non-GAAP adjustments to interest expense, net	—	20,928

Total non-GAAP adjustments to earnings before taxes	10,380	101,153

Income tax adjustment (3)	4,190	(71,579)

Total non-GAAP adjustment to Net Earnings	14,570	29,574

Non-GAAP Net Earnings	$54,699	$143,750

(1)	Amount includes $3.2 million related to the pending combination with RR Donnelley.
(2)	$9.4 million of interest expense for the year ended December 31, 2003 is attributable to interest, deferred issue cost amortization, and discount amortization related to the financing of the merger with Wallace Computer Services, Inc. before closing on May 15, 2003. Additionally, $4.0 million of bridge financing commitment fees was paid at closing of the aforementioned merger.
(3)	Amount represents the tax effect of the reconciling items and an adjustment to reflect the Company’s pro forma effective tax rate of 32%.

Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

Reconciliation of GAAP Net Earnings to Non-GAAP Net Earnings

U.S. Currency (000’s)

(Unaudited)

	Three Months Ended Dec. 31, 2002	Year Ended Dec. 31, 2002 (1)

GAAP Net Earnings	$28,021	$73,258

Non-GAAP Adjustments:

Restructuring charges, net	(850)	(850)

Executive separation	9,202	9,202

Total non-GAAP adjustments to income from operations	8,352	8,352

Debt settlement expense	—	16,746

Total non-GAAP adjustments to interest expense, net	—	16,746

Total non-GAAP adjustments to earnings before taxes	8,352	25,098

Income tax adjustment	(14,047)	(30,312)

Total non-GAAP adjustment to Net Earnings	(5,695)	(5,214)

Non-GAAP Net Earnings	$22,326	$68,044

(1)	Prior year has been conformed to reflect current-year presentation.

Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

Moore Wallace Incorporated

Consolidated Statements of Earnings

For the three months ended December 31, 2003 and 2002

U.S. Currency (000’s), except shares and earnings per share

(Unaudited)

	2003 GAAP	ADJUST- MENTS TO NON- GAAP	2003 NON- GAAP	2002 GAAP	ADJUST- MENTS TO NON- GAAP	2002 NON- GAAP
Sales	$882,685	$—	$882,685	$521,980	$—	$521,980

Cost of sales	618,691	(6,863)	611,828	353,335	—	353,335

Selling, general and administrative expenses	151,727	(6,294)	145,433	118,896	(9,202)	109,694

Restructuring provision (recovery)	(5,922)	5,922	—	(850)	850	—

Depreciation and amortization	33,688	(3,660)	30,028	21,168	—	21,168

	798,184	(10,895)	787,289	492,549	(8,352)	484,197

Income from operations	84,501	10,895	95,396	29,431	8,352	37,783

Investment and other income (expense)	27	(515)	(488)	(1,216)	—	(1,216)

Interest expense, net	13,916	—	13,916	3,180	—	3,180

Earnings before income taxes and minority interest	70,612	10,380	80,992	25,035	8,352	33,387

Income tax expense (recovery)	30,107	(4,190)	25,917	(4,031)	14,047	10,016

Minority interest	376	—	376	1,045	—	1,045

Net earnings	$40,129	$14,570	$54,699	$28,021	$(5,695)	$22,326

Per share data:

EARNINGS PER SHARE (Basic)	$0.25		$0.35	$0.25		$0.20

AVG. SHARES OUTSTANDING IN 000’S (Basic)	157,818		157,818	111,426		111,426

EARNINGS PER SHARE (Diluted)	$0.25		$0.34	$0.24		$0.20

AVG. SHARES OUTSTANDING IN 000’S (Diluted)	158,614		158,614	114,416		114,416

NOTE:

Non-GAAP results are not considered to be in accordance with GAAP and are not intended to be an indicator of future operating performance and may not be comparable to pro forma results of other entities.

Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

Moore Wallace Incorporated

Consolidated Statements of Earnings

For the year ended December 31, 2003 and 2002

U.S. Currency (000’s), except shares and earnings per share

(Unaudited)

	2003 GAAP	ADJUST- MENTS TO NON- GAAP	2003 NON- GAAP	2002 GAAP	ADJUST- MENTS TO NON- GAAP	2002 NON- GAAP(1)
Sales	$2,872,796	$—	$2,872,796	$2,038,039	$—	$2,038,039

Cost of sales	2,035,016	(48,424)	1,986,592	1,390,007	—	1,390,007

Selling, general and administrative expenses	525,726	(15,472)	510,254	459,613	(9,202)	450,411

Restructuring provision (recovery)	6,408	(6,408)	—	(850)	850	—

Depreciation and amortization	125,746	(7,169)	118,577	86,746	—	86,746

	2,692,896	(77,473)	2,615,423	1,935,516	(8,352)	1,927,164

Income from operations	179,900	77,473	257,373	102,523	8,352	110,875

Investment and other income (expense)	(5,382)	2,752	(2,630)	3,720	—	3,720

Interest expense, net	41,504	—	41,504	12,145	—	12,145

Pre-acquisition interest expense and financing fees, net	13,435	(13,435)	—	—	—	—

Debt settlement expense, net	7,493	(7,493)	—	16,746	(16,746)	—

Earnings before income taxes and minority interest	112,086	101,153	213,239	77,352	25,098	102,450

Income tax expense (recovery)	(3,344)	71,579	68,235	2,472	30,312	32,784

Minority interest	1,254	—	1,254	1,622	—	1,622

Net earnings	$114,176	$29,574	$143,750	$73,258	$(5,214)	$68,044

Per share data:

EARNINGS PER SHARE (Basic)	$0.81		$1.02	$0.66		$0.61

AVG. SHARES OUTSTANDING IN 000’S (Basic)	140,854		140,854	111,556		111,556

EARNINGS PER SHARE (Diluted)	$0.81		$1.01	$0.64		$0.59

AVG. SHARES OUTSTANDING IN 000’S (Diluted)	141,643		141,643	114,022		114,022

(1)	Prior year has been conformed to reflect current-year presentation.

NOTE:

Moore Wallace Announces 4Q/FY03 Results

February 5, 2004

Non-GAAP results are not considered to be in accordance with GAAP and are not intended to be an indicator of future operating performance and may not be comparable to pro forma results of other entities.